USQ Core Real Estate Fund	Schedule of Investments
	December 31, 2023 (Unaudited)

Description	Shares	Fair Value
Real Estate Investments - 100.4%
Private Equity Real Estate Funds - 100.4% (1)
AEW Core Property (U.S.), LP (2)(3)	5,728	$6,181,803
ARA Core Property Fund, LP (2)(3)	29	3,694,469
ASB Allegiance Real Estate Fund, LP (2)(3)	4,385	6,459,296
Bailard Real Estate Investment Trust, Inc. (2)(3)	277,766	8,880,179
Barings Core Property Fund LP (2)(3)	52,102	5,996,585
BGO Daily Value Fund LP - Class F (2)(3)	380,712	4,834,161
BGO Diversified US Property Fund LP (2)(3)	752	1,886,176
BlackRock US Core Property Fund, LP (2)(3)(4)	-	6,042,514
CBRE U.S. Core Partners, LP (2)(3)	11,130,501	18,190,333
CIM UII Onshore, LP (2)(3)	6,122	7,746,440
Clarion Lion Properties Fund, LP (2)(3)	8,832	13,889,847
GWL US Property Fund LP (2)(3)(5)	-	8,252,810
Madison Core Property Fund LP (2)(3)	6,481	15,491,661
MetLife Core Property Fund, LP (2)(3)	1,177	1,771,977
PGIM Retirement Real Estate Fund II LP (2)	1,099,204	1,675,007
Prime Property Fund, LLC (2)(3)	222	4,488,415
PRISA LP (2)(3)	3,886	7,959,467
RREEF America II LP (2)(3)	23,172	3,005,069
Smart Markets Fund, LP (2)(3)	4,862	8,523,930
Strategic Property Fund (2)(3)	737,468	8,272,682
TA Realty Core Property Fund, LP (2)(3)	6,751	8,920,881
Trumbull Property Fund LP (2)(3)	142	1,312,287
U.S. Real Estate Investment Fund, LLC (2)(3)	3,372	4,210,433
U.S. Real Property Income Fund, LP (6)	-	1,047,308
Total Real Estate Investments (Cost $158,587,028)		158,733,730

Short-Term Investments - 1.5%
Money Market Fund - 1.5%
Invesco Government & Agency - Institutional Shares, 5.29% (7)	2,223,319	2,223,319
Fidelity Investments Money Market Government Portfolio, Class I, 5.25% (7)	227,792	227,792
Total Short-Term Investments (Cost $2,451,111)		2,451,111

Total Investments - 101.9% (Cost $161,038,139)		$161,184,841
Liabilities in Excess of Other Assets — (1.9)%		(3,040,637)
Net Assets - 100.0%		$158,144,204

Percentages are stated as a percent of net assets.
LP - Limited Partnership
LLC - Limited Liability Company

(1)	Securities considered illiquid and restricted. As of December 31, 2023, the value of these investments was $158,733,730 or 100.4% of the Fund's net assets.
(2)	In accordance with ASC 820-10, Private Investment Funds are valued using the practical expedient methodology.
(3)	All or a portion of this security is pledged as collateral in connection with the Fund's loans payable outstanding.
(4)	Partnership is not designated in units. The Fund owns approximately 0.27% at December 31, 2023.
(5)	Partnership is not designated in units. The Fund owns approximately 0.88% at December 31, 2023.
(6)	Partnership is not designated in units. The Fund owns approximately 0.20% at December 31, 2023.
(7)	Rate reflects seven-day effective yield on December 31, 2023.

Notes to Schedule of Investments (Unaudited)

Fair Value Measurements
In applying the valuation procedures described in this Valuation Policy, the Adviser maximizes the use of “observable” versus “unobservable” inputs in markets which are active or markets where there has not been a significant decrease in the volume and frequency of transactions, as stressed by ASC Topic 820. Observable inputs are defined as inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are defined as inputs that reflect the Adviser’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. To clarify observable versus unobservable inputs and increase consistency and comparability in Fair Value measurements, ASC Topic 820 establishes a Fair Value hierarchy (the “Fair Value Hierarchy”) that prioritizes valuation inputs into three levels, which is utilized by the Adviser. The Fair Value Hierarchy is described below in further detail.

Level 1 - Level 1 inputs (“Level 1 Inputs”) are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Adviser has the ability to access at the valuation date. As defined in ASC Topic 820, an active market (“Active Market”) for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis. The portfolio has investments in actively traded securities and therefore are valued through the use of Level 1 Inputs in accordance with the Fair Value Hierarchy. In accordance with ASC Topic 820, when applicable Level 1 Inputs are available for a particular security, the Fair Value of the security is equal to the quoted price multiplied by the quantity held. Adjustments are not applied to the quoted price due to the size of a position relative to trading volume (i.e., blockage).

Level 2 - Level 2 inputs (“Level 2 Inputs”) are inputs other than quoted prices included within Level 1 Inputs that are observable for the asset or liability, either directly or indirectly. Level 2 Inputs can include: quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.); and observable market-based inputs.

Level 3 - Level 3 inputs (“Level 3 Inputs”) are unobservable inputs for the asset or liability. Unobservable inputs are used in the absence of observable inputs. Level 3 Inputs reflect the Adviser’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used for the Fund’s assets and liabilities measured at fair value.
Investments in Securities at Value	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value(a)	Total
Private Equity Real Estate Funds	$-	$-	$1,047,308	$157,686,422	$158,733,730
Short Term Investments	2,451,111	-	-	-	2,451,111
Total	$2,451,111	$-	$1,047,308	$157,686,422	$161,184,841

(a)	In accordance with ASC 820-10, certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy.

Restricted Securities
Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of December 31, 2023, the Fund invested in the following restricted securities:

Initial Acquisition Date	Cost	Fair Value	Real Estate Investment Funds	Redemption Frequency(1)	Redemption Notice (Days)	Commitments as of December 31, 2023
1/2/2018	$ 6,469,451	$ 6,181,803	AEW Core Property (U.S.), LP	Quarterly	45	$ 0
10/2/2017	3,314,969	3,694,469	ARA Core Property Fund, LP	Quarterly	10	0
10/2/2017	7,161,109	6,459,296	ASB Allegiance Real Estate Fund, LP	Quarterly	30	0
4/1/2021	8,292,411	8,880,179	Bailard Real Estate Investment Trust, Inc.	Quarterly	30	0
10/2/2017	7,267,718	5,996,585	Barings Core Property Fund LP	Quarterly	60	0
10/18/2019	4,878,327	4,834,161	BGO Daily Value Fund LP – Class F	Daily	N/A(2)	0
10/2/2017	1,525,775	1,886,176	BGO Diversified US Property Fund LP	Quarterly	45	0
10/2/2017	6,021,866	6,042,514	BlackRock US Core Property Fund, LP	Quarterly	60	0
10/2/2017	17,568,981	18,190,333	CBRE U.S. Core Partners, LP	Quarterly	60	0
7/1/2021	8,366,253	7,746,440	CIM UII Onshore, LP	Quarterly	90(3)	0
10/2/2017	13,810,804	13,889,847	Clarion Lion Properties Fund, LP	Quarterly	90	0
10/2/2017	8,413,158	8,252,810	GWL US Property Fund LP	Quarterly	90	0
7/1/2019	15,126,272	15,491,661	Madison Core Property Fund LP	Quarterly	90	0
10/1/2018	1,547,288	1,771,977	MetLife Core Property Fund, LP	Quarterly	60	0
2/28/2022	1,827,140	1,675,007	PGIM Retirement Real Estate Fund II LP	Daily	5(2)	0
6/30/2022	5,011,081	4,488,415	Prime Property Fund, LLC	Quarterly	90	0
10/2/2017	7,645,921	7,959,467	PRISA LP	Quarterly	90	0
10/2/2017	2,804,511	3,005,069	RREEF America II LP	Quarterly	45	0
10/2/2017	7,040,272	8,523,930	Smart Markets Fund, LP	Quarterly	45	0
4/1/2022	9,893,357	8,272,682	Strategic Property Fund	Quarterly	30	0
1/2/2020	8,208,847	8,920,881	TA Realty Core Property Fund, LP	Quarterly	45	0
10/2/2017	1,487,507	1,312,287	Trumbull Property Fund LP	Quarterly	60	0
10/1/2019	4,066,404	4,210,433	U.S. Real Estate Investment Fund, LLC	Quarterly	90	0
7/2/2018	837,606	1,047,308	U.S. Real Property Income Fund, LP	Quarterly	90	0

1.
While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested. Each of the following Private Investment Funds can temporarily suspend redemptions or pay out a pro-rata portion of redemption requests if the general partner or its respective Board deems it in the best interest of its shareholders.

2.	Daily redemptions are accepted up to an aggregate 10% of the Net Asset Value during the quarter.
3.
Redemptions are subject to a three-year holding period from date of the initial capital call. Partial redemptions are subject to the value of remaining units of at least $5 million. Redemption requirements may be waived as the sole discretion of the general partner.